EXHIBIT 5

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Cannondale Corporation, a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such
Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 2nd day of August, 2002.

                                         PEGASUS PARTNERS II, L.P.

                                         By:  Pegasus Investors II, L.P.,
                                              its General Partner

                                         By:  Pegasus Investors II GP, LLC,
                                              its General Partner


                                         By:  /s/  David Uri
                                              ----------------------------------
                                             Name:  David Uri
                                             Title: Vice President


                                         PEGASUS INVESTORS II, L.P.

                                         By:  Pegasus Investors II GP, LLC,
                                              its General Partner


                                         By:  /s/  David Uri
                                              ----------------------------------
                                             Name:  David Uri
                                             Title: Vice President


                                         PEGASUS INVESTORS II GP, LLC

                                         By:  /s/  David Uri
                                              ----------------------------------
                                             Name:   David Uri
                                             Title:  Vice President